                                                                     Exhibit 1.1
                                                                  Execution Copy


                                     AMERCO
                             (a Nevada corporation)
                                  $150,000,000
                          7.20% Senior Notes Due 2002

                             UNDERWRITING AGREEMENT

                                 March 26, 1999

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                               TABLE OF CONTENTS
                                                                            Page
SECTION 1 Representations and Warranties.......................................2
SECTION 2 Purchase and Sale....................................................7
SECTION 3 Delivery and Payment.................................................7
SECTION 4 Covenants of the Company.............................................8
    (a)   Notice of Certain Events.............................................8
    (b)   Notice of Certain Proposed Filings...................................8
    (c)   Copies of the Registration Statement and the Prospectus..............9
    (d)   Filing of Amendments.................................................9
    (e)   Copies of Amendments.................................................9
    (f)   Copies of Public Reports and Required Filings........................9
    (g)   Revisions of Prospectus - Material Changes...........................9
    (h)   Earnings Statements.................................................10
    (i)   Blue Sky Qualifications.............................................10
    (j)   1934 Act Filings....................................................10
    (k)   Restriction on Sale of Securities...................................10
    (l)   Investment Company Act..............................................11
SECTION 5 Conditions of Underwriters' Obligations.............................11
    (a)   Stop Order and Effectiveness........................................11
    (b)   Statements Within Registration Statement or Prospectus..............11
    (c)   Corporate Proceedings; Legal Matters................................11
    (d)   Legal Opinions......................................................12
    (e)   Officer's Certificate...............................................18
    (f)   Comfort Letter......................................................19
    (g)   Changes Affecting the Securities....................................19
    (h)   Credit Downgrade....................................................19
    (i)   Other Documents.....................................................19
SECTION 6 Reimbursement of Underwriters' Expenses.............................20
SECTION 7 Indemnification.....................................................20
    (a)   Indemnification of the Underwriters.................................20
    (b)   Indemnification of Company..........................................21
    (c)   General.............................................................22
SECTION 8 Contribution........................................................22
SECTION 9 Payment of Expenses.................................................23
SECTION 10 Representations, Warranties and Agreements to Survive Delivery.....24


                                      (i)
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SECTION 11 Termination........................................................24
    (a)    Termination; General...............................................24
    (b)    Liabilities........................................................25
SECTION 12 Defaulting Underwriters............................................25
SECTION 13 Notices............................................................25
SECTION 14 Governing Law......................................................25
SECTION 15 Parties............................................................26
SECTION 16 Effect of Headings.................................................26
SECTION 17 Counterparts.......................................................26


                                      (ii)
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                                     AMERCO
                          7.20% Senior Notes Due 2002

                             UNDERWRITING AGREEMENT

                                                                  March 26, 1999

To the Representatives named
         in Schedule I hereto of the
         Underwriters named in
         Schedule II hereto

Dear Sirs and Madams:

         AMERCO, a Nevada corporation (the "Company"), the direct parent of the subsidiaries named in Schedule III hereto confirms its agreement with the underwriters named in Schedule II hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives with respect to the issue and sale by the Company of the principal amount of its securities identified in
Schedule I hereto (the "Securities"). The Securities are to be issued pursuant to a Senior Indenture (the "Indenture") dated as of April 1, 1999 between the Company and The Bank of New York, as trustee (the "Trustee"), as supplemented by a Supplemental Indenture, to be dated as of the Closing Date (as hereinafter defined), between the Company and the Trustee (the "Supplemental Indenture"). The Securities are to be issued pursuant to resolutions adopted by the Board of Directors of the Company. As of the date hereof, the Company has authorized the issuance and sale of up to U.S. $150,000,000 aggregate principal amount of Securities through the Underwriters pursuant to the terms of this Agreement. If the firm or firms listed in Schedule II hereto include only the firm or firms listed in Schedule I hereto, then the terms "Underwriters" and "Representatives," as used herein, shall each be deemed to refer to such firm or firms.

         The Company has filed with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-3 (File No. 333-73357) with respect to the registration of debt securities, including the Securities, in conformity with the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the SEC under 1933 Act (the "1933 Act Regulations"). Such registration statement has become effective under the 1933 Act. If any post-effective amendment to such registration statement has been filed with the SEC prior to the Representation Date (as defined below), the most recent such amendment has been declared effective by the SEC. Copies of such registration statement and any amendments thereto have been delivered by the Company to the Underwriters.

         As used in this Agreement, "Effective Time" means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the SEC; and "Effective Date" means the date of the Effective Time. As provided in Section 3(a), a prospectus supplement reflecting the terms of the Securities, the terms of the offering thereof and the other matters set forth therein has been prepared and will be filed pursuant to Rule 424 under the 1933 Act ("Rule 424"). In addition, a preliminary prospectus supplement reflecting the terms of the Securities, the terms of the offering thereof, and the other matters set forth therein also may be prepared and filed pursuant to Rule 424. Such prospectus supplement, in the form filed on or after the date of this Agreement pursuant to Rule 424, is referred to in this Agreement as the "Prospectus Supplement," and any such preliminary prospectus supplement in the form filed after the date of this Agreement pursuant to Rule 424 is referred to as the "Preliminary Prospectus Supplement." Any prospectus accompanied by a Preliminary Prospectus Supplement is referred to in this Agreement, collectively with such Preliminary Prospectus Supplement, as a "Preliminary Prospectus." The registration statement referred to in this preamble, as amended, including the exhibits thereto and the documents filed by the Company with the SEC pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), including any exhibits thereto, that are incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act (the "Incorporated Documents"), including the information, if any, deemed to be a part thereof pursuant to Rule 430A(b) of the 1933 Act regulations (the "Rule 430A Information") or Rule 434(d) of the 1933 Act Regulations (the "Rule 434 Information"), is called the "Registration Statement"; and the basic prospectus included therein relating to all offerings of securities under the Registration Statement, as supplemented by the Prospectus Supplement, is called the "Prospectus," except that, if such basic prospectus is amended or supplemented on or prior to the date on which the Prospectus Supplement is first filed pursuant to Rule 424, the term "Prospectus" shall refer to the basic prospectus as so amended or supplemented and as supplemented by the Prospectus Supplement, in either case including the Incorporated Documents. Any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual or interim report of the Company or other documents filed pursuant to Section 13(a) or 15(d) of the 1934 Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement. Notwithstanding the foregoing, any prospectus supplement prepared or filed with respect to an offering pursuant to the Registration Statement of securities other than the Securities shall not be deemed to have supplemented the Prospectus.

SECTION 1. Representations and Warranties.

         (a) The Company represents and warrants to, and agrees with, the Representative and to each Underwriter named in Schedule II hereto, as of the date hereof and as of the Closing Date as follows:

                  (i) Due Incorporation and Foreign Qualification. Each of the Company and its subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its organization, with full power and authority (corporate and other) to own or lease its properties and conduct its business as described in the Prospectus and is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business conducted by it or the location of the properties owned or leased by it make such qualification necessary, except where the failure so to qualify would not have a material adverse effect on the condition (financial or other), results of operations, assets, business or prospects of the Company and its subsidiaries taken as a whole; and none of the subsidiaries of the Company, other than any so identified in Schedule III to this Agreement, is a "significant subsidiary," as such term is defined in Rule 405 of the 1933 Act Regulations.


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                  (ii) Registration Statement and Prospectus; Incorporated
         Documents; Indenture. The Company meets the requirements for the use of Form S-3 under the 1933 Act. The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect; and no proceedings for such purpose are pending before or, to the Company's knowledge, threatened by the SEC. The Registration Statement conformed, on the Effective Date or (with respect to Incorporated Documents) on the date of filing thereof with the SEC, in all material respects, to the requirements of the 1933 Act and the 1933 Act Regulations, and the Registration Statement on the Effective Date did not contain and at the Time of Delivery (as defined below) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with SEC, as the case may be, will conform in all material respects to the requirements of the 1933 Act or the 1934 Act, as applicable, and the rules and regulations of the SEC thereunder and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and on the Effective Date, the Indenture conformed and will conform in all material respects with the requirements of the Trust Indenture Act of 1939, as amended (the "1939 Act"), and the applicable rules and regulations thereunder; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter specifically for inclusion therein (which information shall be determined as set forth in Section 7(b) hereof) or that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the 1939 Act.

                  (iii) Accountants. PricewaterhouseCoopers LLP, whose report is incorporated by reference in the Prospectus, are independent certified public accountants within the meaning of the 1933 Act and the 1933 Act Regulations. The financial statements and schedules (including the related notes and supporting schedules) included or incorporated by reference in the Registration Statement and the Prospectus present fairly the financial condition, results of operations and changes in financial condition of the entities purported to be shown thereby at the dates and for the periods indicated and have been prepared in accordance with generally accepted accounting principles.

                  (iv) Capital Stock of Subsidiaries. All of the issued shares of capital stock of each significant subsidiary (as such term is defined in Rule 405 of the 1933 Act Regulations) of the Company have been duly and validly authorized and issued and are fully paid, non-assessable (except for the shares of capital stock of Oxford Life Insurance Company and Republic Western Insurance Company that are further assessable to the extent of their respective par values in accordance with Article 14, Section 11 of the Constitution of the State of Arizona) and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

                  (v) Authorization and Validity of this Agreement. This Agreement has been duly authorized, executed and delivered by the Company and constitutes the valid and


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         binding agreement of the Company and is enforceable against the Company in accordance with its terms.

                  (vi) Authorization and Validity of the Securities. The Company has all of the requisite corporate power and authority to execute, issue and deliver the Securities and to incur and perform its obligations provided for therein; the Securities have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of this Agreement, the Indenture and the Supplemental Indenture and delivered to and paid for by the Underwriters as provided for in this Agreement, will have been duly executed, authenticated (assuming due authentication by the Trustee), issued and delivered and will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture and the Supplemental Indenture and enforceable against the Company in accordance with their terms; and the Securities conform in all material respects to the description thereof contained in the Prospectus.

                  (vii) Authorization and Validity of the Indenture and the Supplemental Indenture. The Company has all of the requisite corporate power and authority to execute and deliver the Indenture and the Supplemental Indenture and to perform its obligations provided for therein; the Indenture and the Supplemental Indenture have been duly authorized by the Company and have been duly qualified under the 1939 Act, will be substantially in the form heretofore delivered to the Underwriters and, upon due execution and delivery by the Company, and assuming due execution and delivery by the Trustee, will constitute a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms; and the Indenture and the Supplemental Indenture conforms in all material respects to the descriptions thereof contained in the Prospectus.

                  (viii) Material Changes. Except as described in or contemplated by the Prospectus, there has not been any material adverse change in, or adverse development which materially affects, the condition (financial or other), results of operations, assets, business or prospects of the Company and its subsidiaries taken as a whole, from the date as of which information is given in the Prospectus.

                  (ix) No Defaults; Regulatory Approvals. Neither the Company nor any of its subsidiaries is, or with the giving of notice or lapse of time or both would be, in violation of or in default under its respective articles or certificate of incorporation or by-laws, or any bond, debenture, note or any other


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         evidence of indebtedness or any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them is bound, or to which any of their properties is subject, where such violation or default would have a material adverse effect on the condition (financial or other), results of operations, assets, business or prospects of the Company and its subsidiaries taken as a whole. The execution and delivery, fulfillment and consummation of the transactions contemplated by this Agreement, the Indenture, the Supplemental Indenture and the Securities will not conflict with or constitute a breach of, or a default (with the passage of time or the giving of notice or otherwise) under, or result in the imposition of a lien on any properties of the Company or any of its subsidiaries, or an acceleration of indebtedness pursuant to, the articles or certificate of incorporation or by-laws of the Company or any of its subsidiaries, or any bond, debenture, note or any other evidence of indebtedness of any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them is bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, or any law, rule, administrative regulation, order or decree of any court or any governmental agency or body having jurisdiction over the Company, any of its subsidiaries or any of their respective properties. Except for the orders of the SEC declaring the Registration Statement effective under the 1933 Act and permits and similar authorizations required under the securities or "Blue Sky" laws of certain jurisdictions, no consent, approval, authorization or order of any court, governmental agency or body or financial institution is required in connection with the consummation of the transactions contemplated by this Agreement, the Indenture, the Supplemental Indenture and the Securities.

                  (x) Material Transactions. Subsequent to the respective dates as of which information is given in the Registration Statement, any Preliminary Prospectus and the Prospectus and prior to the date hereof, neither the Company nor any of its subsidiaries has incurred or will have incurred any liabilities or obligations for borrowed money, direct or contingent, or entered into any transactions not in the ordinary course of business which would have a material adverse effect on the condition (financial or other), results of operations, assets, business or prospects of the Company and its subsidiaries taken as a whole.

                  (xi) Property. The Company and each of its subsidiaries owns, or has valid rights to use in the manner currently used or proposed to be used, all items of real and personal property which are material and which they reasonably believe are necessary to the business of the Company and its subsidiaries taken as a whole (including without limitation all U-Haul Centers, manufacturing facilities, assembly facilities and service centers described or referred to in the Prospectus), free and clear of all liens, encumbrances and claims which may materially interfere with the use thereof or have a material adverse effect on the condition (financial or other), results of operations, assets, business or prospects of the Company and its subsidiaries taken as a whole.

                  (xii) Legal Proceedings; Contracts. Except as described in the Prospectus, there is no litigation or governmental proceeding to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is subject or which is pending or, to the knowledge of the Company, contemplated against the Company or any of its subsidiaries which might result in any material adverse change in the condition (financial or other), results of operations, assets, business or prospects of the Company and its subsidiaries taken as a whole; and there are no contracts or other documents which are required to be filed as exhibits to the Registration Statement by the 1933 Act or by the 1933 Act Regulations which have not been filed as exhibits to the Registration Statement.

                  (xiii) Regulations. Neither the Company nor any of its subsidiaries is in violation of any law, ordinance, governmental rule or regulation or court decree to which it may be subject which might have a material adverse effect on the condition (financial or other), results of operations, assets, business or prospects of the Company and its subsidiaries taken as a whole.


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

                  (xiv) Licenses. All licenses, permits or registrations required for the business of the Company and each of its subsidiaries, as presently conducted and proposed to be conducted, under any Federal, state or local laws, regulations or ordinances (including those related to consumer protection, protection of the environment and regulation of franchising) have been obtained or made, other than any such licenses, permits or registrations, the failure of which to obtain or make, either individually or in the aggregate, would not have a material adverse effect on the condition (financial or other), results of operations, assets, business or prospects of the Company and its subsidiaries taken as a whole, and each of the Company and its subsidiaries is in compliance with all such licenses, permits or registrations.

                  (xv) Environmental. Except as disclosed in the Prospectus, the Company and its subsidiaries comply in all material respects with all Environmental Laws (as defined below), except to the extent that failure to comply with such Environmental Laws could not have a material adverse effect on the condition (financial or other), results of operations, assets, business or prospects of the Company and its subsidiaries taken as a whole. Except as disclosed in the Prospectus, neither the Company nor any of its subsidiaries is the subject of any pending or threatened federal, state or local investigation evaluating whether any remedial action by the Company or any of its subsidiaries is needed to respond to a release of any Hazardous Materials (as defined below) into the environment, resulting from the Company's or any of its subsidiaries' business properties or assets or is in contravention of any Environmental Law that could have a material adverse effect on the condition (financial or other), results of operations, assets, business or prospects of the Company and its subsidiaries taken as a whole. Except as disclosed in the Prospectus, neither the Company nor any of its subsidiaries has received any notice or claim, nor are there pending or threatened lawsuits against them, with respect to violations of any Environmental Law or in connection with any release of any Hazardous Material into the environment that, in the aggregate, if the subject of any unfavorable decision, ruling or finding, could have a material adverse effect on the condition (financial or other), results of operations, assets, business or prospects of the Company and its subsidiaries taken as a whole. As used herein, "Environmental Laws" means any federal, state or local law, regulation, permit, rule or order of any governmental authority, administrative body or court applicable to the Company's or any of its subsidiaries' business operations or the ownership or possession of any of their properties or assets relating to environmental matters, and "Hazardous Materials" means those substances that are regulated by or form the basis of liability under any Environmental Laws.

                  (xvi) Registration Rights. There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to include any securities owned or to be owned by such person among the securities registered pursuant to the Registration Statement, or, except as described in the Prospectus or in Schedule IV to this Agreement, to require the Company to file any other registration under the 1933 Act (other than a registration statement on Form S-8) with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in any securities being registered pursuant to any other registration statement filed by the Company under the 1933 Act.


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

                  (xvii) Certain Relationships. No relationship, direct or indirect, exists between or among the Company, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company, on the other hand, which is required to be described in the Prospectus and which is not so described.

                  (xviii) Investment Company Act. The Company is not required to be registered, and is not regulated, as an "investment company" as such term is defined under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (collectively, the "Investment Company Act").

         (b) Any certificate signed by any director or officer of the Company or any of its Subsidiaries and delivered to any Underwriter or to counsel for the Underwriters in connection with any offering of Securities shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby on the date of such certificate.

SECTION 2. Purchase and Sale.

         (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in Schedule I hereto, the principal amount of the Securities set forth opposite such Underwriter's name in Schedule II hereto, except that, if Schedule I hereto provides for the sale of Securities pursuant to delayed delivery arrangements, the respective principal amounts of Securities to be purchased by the Underwriters hereunder shall be as set forth in Schedule II. Securities to be purchased by the Underwriters are herein sometimes called the "Underwriters' Securities."

SECTION 3. Delivery and Payment.

         Delivery of and payment for the Underwriters' Securities shall be made on the date and at the time specified in Schedule I hereto (or such later date not later than five business days after such specified date as the Representatives shall designate), which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 12 hereof (such date and time of delivery and payment for the Underwriters' Securities being herein called the "Closing Date"). The Underwriters and the Company have determined that it is not feasible to close at an earlier date. Delivery of the Underwriters' Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company in same day funds, in which case the Company will reimburse the Representatives for their cost of obtaining such funds. Delivery of the Underwriters' Securities shall be made at such location as the Representatives shall reasonably designate at least one business day in advance of the Closing Date and payment for the Securities shall be made at the office specified in Schedule I hereto. Certificates for the Underwriters' Securities shall be registered in such names and in such denominations as the Representatives may request not less than three full business days in advance of the Closing Date.


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

         The Company agrees to have the Underwriters' Securities available for inspection by the Representatives in New York, New York, not later than 1:00 PM on the business day prior to the Closing Date.

SECTION 4. Covenants of the Company.

         The Company covenants with the Representatives and with each Underwriter participating in the offering of Securities, as follows:

         (a) Notice of Certain Events. The Company will notify the Representatives immediately (i) of the time when the Registration Statement or any amendment thereto becomes effective or promptly after the filing of any supplement or amendment to the Preliminary Prospectus or the Prospectus (other than any Incorporated Document or any amendment or supplement relating to an offering of securities other than the Securities); (ii) of the transmittal to the SEC for filing of any supplement to the Preliminary Prospectus or the Prospectus relating to the Securities or any document to be filed pursuant to the 1934 Act which will be incorporated by reference in the Prospectus; (iii) of the receipt of any comments from the SEC with respect to the Registration Statement, the Preliminary Prospectus or the Prospectus; (iv) of any request by the SEC for any amendment to the Registration Statement or any amendment or supplement to the Preliminary Prospectus or the Prospectus relating to the Securities or for additional information; (v) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (vi) of any downgrading in the rating accorded the Securities or any other debt securities of the Company, or any proposal to downgrade the rating of the Securities or any other debt securities of the Company, by any "nationally recognized statistical rating organization," as that term is defined by the SEC for purposes of Rule 436(g)(2) of the 1933 Act Regulations, or of any public announcement that any such organization has under surveillance or review, with possible negative implications, its rating of the Securities or any of the Company's debt securities promptly after the Company learns of such downgrading, proposal to downgrade or public announcement; and (vii) of the receipt by the Company of any notification with respect to the suspension of qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceedings for that purpose. The Company will make every reasonable effort to prevent the issuance of any stop order or notice of suspension of qualification and, if issued, to obtain the lifting thereof as soon as possible.

         (b) Notice of Certain Proposed Filings. The Company will give the Representatives advance notice of its intention to file or prepare any additional registration statement with respect to any amendment to the Registration Statement or any amendment or supplement to the Preliminary Prospectus or the Prospectus relating to the Securities, whether by the filing of documents pursuant to the 1934 Act, the 1933 Act or otherwise, and will furnish the Representatives with copies of any such amendment or supplement or other documents proposed to be filed or used a reasonable time in advance of such proposed filing or use, as the case may be, and will not file any such amendment or supplement or other documents in a form to which the Representatives or counsel for the Underwriters shall reasonably object.

         (c) Copies of the Registration Statement and the Prospectus. The Company will deliver to each Representative as many signed and conformed copies of the Registration


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

Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents filed pursuant to the 1934 Act and incorporated by reference in the Preliminary Prospectus and the Prospectus) as such Representative may reasonably request. The Company will furnish to each Representative as many copies of the Preliminary Prospectus and the Prospectus (as amended or supplemented) as such Representative shall reasonably request so long as such Representative is required to deliver a Preliminary Prospectus or Prospectus in connection with sales or solicitations of offers to purchase the Securities. The Registration Statement, Preliminary Prospectus and Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the SEC pursuant to EDGAR, except to the extent permitted by Regulation S-T.

         (d) Filing of Amendments. The Company will file promptly with the SEC any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may be required by the 1933 Act or in the reasonable judgment of the Company or the Representatives or that may be requested by the SEC.

         (e) Copies of Amendments. Prior to filing with the SEC any (i) amendment to the Registration Statement or supplement to the Prospectus required by the 1933 Act Regulations or (ii) Prospectus required pursuant to Rule 424 (other than any Incorporated Document or any amendment or supplement relating to an offering of securities other than the Securities), and promptly after filing with the SEC any Incorporated Document or any amendment to any Incorporated Document, the Company will furnish a copy thereof to the Representatives and counsel for the Underwriters.

         (f) Copies of Public Reports and Required Filings. For a period expiring on the last date on which any Note sold pursuant to this Agreement is outstanding, the Company will furnish to the Representatives copies of all materials furnished by the Company to its security holders and all public reports and all reports and financial statements furnished by the Company to the principal national securities exchanges upon which the securities of the Company may be listed pursuant to requirements of or agreements with such exchanges or to the SEC pursuant to the 1934 Act or the rules and regulations of the SEC under 1934 Act (the "1934 Act Regulations").

         (g) Revisions of Prospectus - Material Changes. Except as otherwise provided in this subsection, if at any time during the term of this Agreement any event shall occur or condition exist as a result of which it is necessary, in the reasonable opinion of counsel for the Underwriters or counsel for the Company, to further amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, or if it shall be necessary, in the reasonable opinion of either such counsel, to amend or supplement the Registration Statement or the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, immediate notice shall be given by telephone, and confirmed in writing, to the Representatives and the Company will (i) subject to the first sentence of Section 4(a) hereof promptly amend or supplement the Registration Statement and the Prospectus, whether by filing documents pursuant to the 1934 Act, the 1933 Act or otherwise, as may be necessary to correct such untrue statement or omission or to make the Registration Statement and

Prospectus comply with such requirements and (ii) furnish to the Representatives, without charge, such number of prices of such amendment or supplement as the Representatives may reasonably request.

         (h) Earnings Statements. The Company will make generally available to its security holders and the Representatives as soon as practicable, but not later than 18 months after the date of each acceptance by the Company of an offer to purchase Securities, an earnings statement of the Company and its subsidiaries conforming with the requirements of Section 11(a) of the 1933 Act (including, at the option of the Company, Rule 158 of the 1933 Act), covering each twelve month period commencing after the later of (i) the effective date of the Registration Statement, (ii) the effective date of the most recent post-effective amendment to the Registration Statement to become effective prior to the date of such acceptance and (iii) the date of the Company's most recent Annual Report on Form 10-K filed with the SEC prior to the date of such acceptance.

         (i) Blue Sky Qualifications. The Company will endeavor, in cooperation with such Representatives, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Representatives may designate, and will maintain such qualifications in effect for as long as may be required for the distribution of the Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Securities have been qualified as above provided.

         (j) 1934 Act Filings. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act, will file all documents required to be filed with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the 1934 Act within the prescribed time periods therefor.

         (k) Restriction on Sale of Securities. Until the Closing Date, the Company will not (i) without the consent of the Representatives, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any debt securities issued or guaranteed by the Company (other than the Securities) that mature more than one year after the Closing Date and that are publicly offered to investors or offered to investors in reliance upon Rule 144A under the 1933 Act, or (ii) without notifying the Representatives, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any debt securities issued or guaranteed by the Company (other than the securities described in the preceding clause (i)); provided, however, that the foregoing covenant shall not apply to
(A) any medium-term note program of the Company and (B) any sale and leaseback financing with respect to rental trucks, trailers and related equipment used by the Company in its operations.

         (l) Investment Company Act. The Company will take such steps as shall be necessary to ensure that neither the Company nor any subsidiary shall become an "investment company" within the meaning of such term under the Investment Company Act.

SECTION 5. Conditions of Underwriters' Obligations.

         The obligations of any Underwriter to purchase the Underwriters' Securities on the Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company herein and to the accuracy of the statements of the Company's officers made in any certificate furnished pursuant to the provisions hereof, to the performance and observance by the Company of all its covenants and agreements herein contained and to the following additional conditions precedent:

         (a) Stop Order and Effectiveness. The Prospectus as amended or supplemented with respect to the Securities shall have been filed with the SEC pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the 1933 Act Regulations and in accordance with Section 4(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof nor any order directed to any document incorporated by reference in any Prospectus shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the SEC; and any request of the SEC for inclusion of additional information in the Registration Statement or any Prospectus or otherwise shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. No order suspending the sale of the Securities in any jurisdiction designated by the Underwriters pursuant to
Section 4(i) hereof shall have been issued, and no proceeding for that purpose shall have been initiated or threatened.

         (b) Statements Within Registration Statement or Prospectus. No Underwriter shall have discovered and disclosed to the Company that the Registration Statement or any Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

         (c) Corporate Proceedings; Legal Matters. All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Indenture, the Supplemental Indenture, the Securities, the Registration Statement and each Prospectus, and all other legal matters relating to this Agreement, and the transactions contemplated hereby and thereby, shall be satisfactory in all material respects to counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

         (d) Legal Opinions. On the Closing Date, the Underwriters shall have received the following legal opinions, dated the Closing Date and in form and substance satisfactory to the Underwriters:

                  (1) Opinion of Company Counsel. The opinion, addressed to the Representatives, of Snell & Wilmer L.L.P., counsel for the Company, to the effect that:

                           (i) each of the Company, Oxford Life Insurance
                  Company, an Arizona corporation and Republic Western Insurance Company, an Arizona corporation, has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Nevada or the State of Arizona, as the case may be, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus and to carry out the transactions contemplated hereunder, and each of the Nevada Companies (as hereinafter defined) is duly qualified to do business as a foreign corporation and is in good standing under the laws of the State of Arizona;

                           (ii) the Company's authorized, issued and outstanding
                  capital stock is as set forth in the Prospectus; the Securities conform to the description thereof contained in the Prospectus;

                           (iii) each of the Indenture and the Supplemental
                  Indenture has been duly authorized, executed and delivered by the Company and has been duly qualified under the 1939 Act, and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms, except that (a) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings therefor may be brought, and (c) the enforceability hereof is further subject to the qualification that certain waivers, procedures, remedies, and other provisions hereof may be unenforceable under, or limited by, the law of the State of Arizona; however, such limitations do not, in our opinion, substantially prevent the practical realization of the benefits intended hereof; and the Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of this Agreement, the Indenture and the Supplemental Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement, in the case of the Underwriters' Securities, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture and the Supplemental Indenture, except that (x) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (y) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings therefor may be brought, and (z) the enforceability hereof is further subject to the qualification that certain waivers, procedures, remedies, and other provisions hereof may be unenforceable under, or limited by, the law of the State of Arizona; however, such limitations do not, in our opinion, substantially prevent the practical realization of the benefits intended hereof;

                           (iv) to the best knowledge of such counsel, there is
                  no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit, which is not described or filed as required; and the statements included or incorporated in the Prospectus describing any legal proceedings or material contracts or agreements relating to the Company fairly summarize such matters;

                           (v) the Registration Statement has become effective
                  under the 1933 Act; any required filing of the basic Prospectus, any Preliminary Prospectus and the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened, and the Registration Statement and the Prospectus (other than with respect to financial statements and other financial and statistical information, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the 1933 Act, the 1934 Act and the 1939 Act and the applicable rules and regulations thereunder; and such counsel has no reason to believe that at the Effective Date the Registration Statement (other than with respect to financial statements and other financial and statistical information, as to which such counsel need express no opinion) contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (other than with respect to financial statements and other financial and statistical information, as to which such counsel need express no opinion) at its date or at the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                           (vi) this Agreement has been duly authorized,
                  executed and delivered by the Company;

                           (vii) no consent, approval, authorization or order of
                  any court or governmental agency or body is required for the consummation of the transactions contemplated herein, except such as have been obtained under the 1933 Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained;

                           (viii) neither the execution and delivery of the
                  Indenture or the Supplemental Indenture or the issuance and sale of the Securities nor the consummation of any other of the transactions herein or therein contemplated, nor the fulfillment of the terms hereof or thereof, will (a) conflict with the articles or certificate of incorporation or by-laws of the Company or any of its subsidiaries or (b) result in a breach or violation of or constitute a default under any law or any bond, debenture, note or any other evidence of indebtedness of any indenture, mortgage, deed of trust or other material agreement or instrument known to such counsel and to which the Company or any of its subsidiaries is a party or bound or violation of any judgment, order or decree known to such counsel to be applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries, except (with regard to clause (b)) for such breaches, violations or defaults as would not have a material adverse effect on the condition (financial or other), results of operations, assets, business or prospects of the Company and its subsidiaries taken as a whole;

                           (ix) each of the Indenture, the Supplemental
                  Indenture and the Securities conform in all material respects to the descriptions thereof contained in the Prospectus;

                           (x) an Arizona court would give effect to the choice
                  of New York law in the Indenture and the Supplemental Indenture; and

                           (xi) the Company is not, and is not directly or
                  indirectly controlled by, or acting on behalf of any person or entity which is, an "investment company" within the meaning of the Investment Company Act.

                           In rendering such opinion, such counsel may rely, (A)
                  as to matters involving the application of laws of any jurisdiction other than the State of Arizona, the State of Nevada or the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Underwriters, (B) as to matters involving the application of the laws of the State of Nevada, upon the opinion delivered pursuant to Section 5(d)(2) hereof, and (C) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials. Such counsel may assume, for the purposes of such opinion and without investigation, that the substantive laws of the State of New York do not materially differ from the substantive laws of the State of Arizona, and such counsel need express no opinion as to the laws of New York or their applicability to the matters covered by such opinion. References to the Prospectus in this Section 5(d)(1) include any supplements thereto at the Closing Date.

                  (2) Opinion of Company's Nevada Counsel. The opinion, addressed to Snell & Wilmer L.L.P. and the Representatives, of Lionel, Sawyer & Collins, counsel for the Company, to the effect that:

                           (i) each of the Company, Amerco Real Estate Company,
                  a Nevada corporation, and U-Haul International, Inc., a Nevada corporation (collectively, the "Nevada Companies"), has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Nevada, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus and to carry out the transactions contemplated hereunder and in the Prospectus;

                           (ii) each of the Indenture and the Supplemental
                  Indenture has been duly authorized, executed and delivered by the Company and (assuming, in reliance upon the opinion delivered pursuant to Section 5(d)(4) hereof, that each of the Indenture and the Supplemental Indenture is a legal, valid and binding instrument enforceable against all parties thereto under the laws of New York) constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms, except that (a) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings therefor may be brought; and the Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of this Agreement, the Indenture and the Supplemental Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement, in the case of the Underwriters' Securities, will constitute legal, valid and binding obligations of the Company (assuming, in reliance upon the opinion delivered pursuant to Section 5(d)(4) hereof, that each of the Securities is a legal, valid and binding instrument enforceable against all parties thereto under the laws of New York), except that (x) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (y) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings therefor may be brought;

                           (iii) no consent, approval, authorization or order of
                  any court or governmental agency or body of the State of Nevada is required for the consummation of the transactions contemplated herein, except such as may be required under the blue sky laws of the State of Nevada in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained;

                           (iv) neither the execution and delivery of the
                  Indenture or the Supplemental Indenture or the issuance and sale of the Securities nor the consummation of any other of the transactions herein or therein contemplated nor the fulfillment of the terms hereof or thereof will conflict with, result in a breach or violation of or constitute a default under any law or the articles or certificate of incorporation or by-laws of the Company or any of the Nevada Companies or any bond, debenture, note or any other evidence of indebtedness of any indenture, mortgage, deed of trust or other material agreement or instrument known to such counsel and to which the Company or any of the Nevada Companies is a party or bound or any judgment, order or decree known to such counsel to be applicable to the Company or any of the Nevada Companies of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of the Nevada Companies; and

                           (v) A Nevada court would give effect to the choice of
                  New York law in the Indenture and the Supplemental Indenture.

                           As used therein, the phrase "known to counsel" shall
                  mean only such actual knowledge as such counsel has obtained from consultation with attorneys presently in its firm from whom it has determined are likely, in the ordinary course of their respective duties, to have knowledge of the matters covered by such opinions. Except as expressly provided otherwise therein, it has not conducted any other investigation or review in connection with the opinions rendered therein, including without limitation a review of any of its files or the files of the Nevada Companies.

                           Such counsel may further assume information as to
                  certain contacts between the jurisdictions of New York and the transactions contemplated by the Securities, the Indenture and the Supplemental Indenture, including the following:

                                    (a) substantial negotiations relating to
                           such transactions have taken place in the State of New York,

                                    (b) the Company is executing and delivering
                           the Securities, the Indenture and the Supplemental Indenture in New York in connection with the restructuring of certain of its indebtedness and for certain other lawful and authorized ends,

                                    (c) the Company's financial advisor, as well
                           as the external counsel representing the Underwriters in connection with such transactions, have offices in the State of New York, and negotiations in connection with such transactions have taken place in certain of their offices, including such offices in New York, and

                                    (d) the Underwriters are located or have
                           offices in the State of New York.

                           In rendering such opinion, such counsel may rely, (A)
                  as to matters involving the application of laws of any jurisdiction other than the State of Nevada or the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Underwriters, (B) as to matters involving the laws of the State of Arizona, upon the opinion delivered pursuant to
                  Section 5(d)(1) hereof, (C) as to matters involving the laws of the State of New York, upon the opinion delivered pursuant to Section 5(d)(4) hereof, and (D) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this Section 5(d)(2) include any supplements thereto at the Closing Date.

                  (3) Opinion of General Counsel to the Company. The opinion, addressed to the Representatives, of Gary V. Klinefelter, Secretary and General Counsel of the Company to the effect that:

                           (i) each of the Company and its subsidiaries has been
                  duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business;

                           (ii) all the outstanding shares of capital stock of
                  each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of the subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances;

                           (iii) there is no pending or threatened action, suit
                  or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit, which is not described or filed as required; and the statements included or incorporated in the Prospectus describing any legal proceedings or material contracts or agreements relating to the Company fairly summarize such matters;

                           (iv) neither the execution and delivery of the
                  Indenture or the Supplemental Indenture or the issuance and sale of the Securities nor the consummation of any other of the transactions herein or therein contemplated, nor the fulfillment of the terms hereof or thereof, will conflict with, result in a breach or violation of or constitute a default under any law or the articles or certificate of incorporation or by-laws of the Company or any of its subsidiaries or any bond, debenture, note or any other evidence of indebtedness of any indenture, mortgage, deed of trust or other material agreement or instrument and to which the Company or any of its subsidiaries is a party or bound or any judgment, order or decree to be applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries; and

                           (v) to the best knowledge of such counsel, no stop
                  order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement and the Prospectus (other than the financial statements and other financial and statistical information contained therein as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the 1933 Act, the 1934 Act and the 1939 Act and the applicable rules and regulations thereunder; and such counsel has no reason to believe that at the Effective Date the Registration Statement (other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion) contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion) at its date or at the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (4) Opinion of Counsel to the Underwriters. The opinion, addressed to the Underwriters, of Milbank, Tweed, Hadley & McCloy LLP, counsel for the Underwriters, with respect to the issuance and sale of the Securities, the Indenture, the Supplemental Indenture, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

         (e) Officer's Certificate. On the Closing Date, the Underwriters shall have received a certificate of the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and that: (i) since the date of the most recent financial statements included in the Prospectus (exclusive of any supplement thereto), there has not been any material adverse change in the condition (financial or other) results of operations, assets, business or prospects of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto); (ii) the other representations and warranties of the Company contained in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date; (iii) the Company has performed or complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the date of such certificate; (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the SEC; and (v) no order suspending the sale of the Securities in any jurisdiction designated by the Underwriters has been issued and, to their knowledge, no proceedings for that purpose have been initiated or threatened.

         (f) Comfort Letter. On the date hereof and the Closing Date, the Company shall furnish customary comfort letters addressed to the Representatives, dated the date hereof and the Closing Date, in form and substance satisfactory to the Representatives, from PricewaterhouseCoopers LLP, independent public accountants, containing the statements and information of the type ordinarily included in accountants' "comfort letters" to Underwriters with respect to the financial statements and certain financial information relating to the Company contained or incorporated by reference into the Registration Statement and the Prospectus.

         (g) Changes Affecting the Securities. Subsequent to the date hereof or, if earlier, dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change in the capital stock or long-term debt of the Company and its subsidiaries, taken as a whole, or (ii) any change in or affecting the condition (financial or other), results of operations, assets, business or prospects of the Company and its subsidiaries, taken as a whole, which in any case referred to in clause (i) or (ii) above, in the judgment of the Representatives, materially impairs the investment quality of the Securities.

         (h) Credit Downgrade. Prior to the Closing Date, there shall not have been any decrease in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the 1933 Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

         (i) Other Documents. Prior to the Closing Date, counsel to the Representatives shall have been furnished with such documents and opinions as such counsel may reasonably require for the purpose of enabling such counsel to pass upon the issuance and sale of Securities as herein contemplated and related proceedings, or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and to counsel to the Underwriters.

         If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives and any such termination shall be without liability of any party to any other party, except that the covenant regarding provision of an earnings statement set forth in
Section 4(h) hereof, the provisions concerning payment of expenses under Section 9 hereof, the indemnity and contribution agreement set forth in Sections 7 and 8 hereof, the provisions concerning the representations, warranties and agreements to survive delivery pursuant to Section 10 hereof, the provisions relating to governing law set forth in Section 14 hereof and the provisions set forth under "Parties" of Section 15 hereof shall remain in effect.

         The documents required to be delivered by this Section 5 shall be delivered at the office of Milbank, Tweed, Hadley & McCloy LLP at 1 Chase Manhattan Plaza, New York, New York 10005, on the Closing Date.

SECTION 6. Reimbursement of Underwriters' Expenses.

         If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in
Section 5 hereof is not satisfied, because of any termination pursuant to
Section 11 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities, including in connection with this Agreement and with any investigation or preparation made by them in respect of the marketing of the Securities or in contemplation of the performance by them of their obligations hereunder.

SECTION 7. Indemnification.

         (a) Indemnification of the Underwriters. The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act as follows:

                  (i) against any and all loss, liability, claim, damage or expense whatsoever, joint or several, as incurred, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information deemed to be a part thereof, if applicable, or the omission or alleged omission therefrom of a material fact necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in the Preliminary Prospectus (or any amendment or supplement thereto) or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such untrue statement or omission or such alleged untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company through, by or on behalf of any of the Underwriters expressly for use in the Registration Statement, the Preliminary Prospectus or the Prospectus;

                  (ii) against any and all loss, liability, claim, damage or expense whatsoever, joint or several, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever arising out of or based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

                  (iii) against any and all expense whatsoever, joint or several, as incurred (including the fees and disbursements of counsel chosen by the Representatives), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever arising out of or based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or
         (ii) above;

provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, including the Rule 430A Information and the Rule 434 Information deemed to be a part thereof, if applicable, or the Prospectus or in any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representative specifically for inclusion therein (which information shall be determined as set forth in Section 7(b) hereof); and provided, further, that as to any Preliminary Prospectus or supplement thereto this indemnity agreement shall not inure to the benefit of any Underwriter, the directors, officers, employees and Underwriters of each Underwriter or any person controlling that Underwriter on account of any loss, claim, damage, liability or action arising from the sale of Securities to any person by that Underwriter if that Underwriter failed to send or give a copy of the Prospectus, as the same may be amended or supplemented, to that person within the time required by the 1933 Act, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such Preliminary Prospectus or supplement thereto was corrected in that Prospectus, unless such failure resulted from non-compliance by the Company with Section 4(c) hereof. For purposes of the second proviso to the immediately preceding sentence, the term Prospectus shall not be deemed to include the documents incorporated by reference therein, and no Underwriter shall be obligated to send or give any supplement or amendment to any document incorporated by reference in a Preliminary Prospectus or supplement thereto or the Prospectus to any person other than a person to whom such Underwriter has delivered such incorporated documents in response to a written request therefor. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter or to any controlling person of that Underwriter.

         (b) Indemnification of Company. Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act against any and all loss, liability, claim, damage or expense described in the indemnity contained in Section 7(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information deemed to be a part thereof, if applicable, the Preliminary Prospectus (or any amendment or supplement thereto) or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company through, by or on behalf of such Underwriter expressly for use in the Registration Statement (or any amendment thereto), the Preliminary Prospectus (or any amendment or supplement thereto) or the Prospectus (or any amendment or supplement thereto). The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company or any such director, officer or controlling person.

         (c) General. Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

SECTION 8. Contribution.

         In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Section 7 hereof is for any reason held to be unavailable to or insufficient to hold harmless the indemnified parties although applicable in accordance with its terms, the Company and the Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company and the Underwriters, as incurred, in such proportions so that each Underwriter is responsible for that portion represented by the percentage that the total commission or underwriting discount received by such Underwriter in respect of the offering of Securities from which such loss, liability, claim, damage and expense arise, to the date of such loss, liability, claim, damage and expense bears to the total sales price of such Securities from the sale to or through such Underwriter, and the Company is responsible for the balance; provided, however, that (i) in no case shall an Underwriter be responsible for any amount in excess of the commissions and underwriting discounts received by such Underwriter in connection with the Securities from which such losses, liabilities, claims, damages and expenses arise and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         For purposes of this Section 8, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Company. Each Underwriter's obligation to contribute as provided in this Section 8 are several and not joint.

SECTION 9. Payment of Expenses.

         The Company will pay all expenses incident to the performance of its obligations under this Agreement, including:

                  (a) The preparation and filing of the Registration Statement and all amendments thereto, the Preliminary Prospectus and the Prospectus and any amendments or supplements thereto;

                  (b) The preparation, filing and reproduction of this Agreement;

                  (c) The preparation, printing, issuance and delivery of the Securities, including any fees and expenses relating to the use of book-entry Securities;

                  (d) The fees and disbursements of the Company's accountants and counsel, of the Trustees and their counsel, and of any transfer agent or registrar;

                  (e) The qualification of the Securities under state securities laws in accordance with the provisions of Section 4(i) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriter in connection therewith and in connection with the preparation and printing of any Blue Sky Survey and any Legal Investment Survey;

                  (f) The printing and delivery to the Underwriters in quantities as hereinabove stated of copies of the Registration Statement, of the Preliminary Prospectus, of the Prospectus and any amendments or supplements thereto, and any documents incorporated by reference and the delivery by the Underwriters of the Prospectus and any amendments or supplements thereto in connection with solicitations or confirmations of sales of the Securities;

                  (g) The preparation, printing, reproducing and delivery to the Underwriters of copies of the Indenture, the Supplemental Indenture and all amendments thereto;

                  (h) Any fees charged by rating agencies for the rating of the Securities;

                  (i) The fees and expenses incurred in connection with the listing of the Securities on any securities exchange;

                  (j) The fees and expenses, if any, incurred with respect to any filing with the National Association of Securities Dealers, Inc.;

                  (k) Any advertising and other out-of-pocket expenses of the Underwriters incurred with the approval of the Company;

                  (l) The cost of providing any CUSIP or other identification numbers for the Securities; and

                  (m) The fees and expenses of any Depositary (as defined in the Indenture) and any nominees thereof in connection with the Securities.

SECTION 10. Representations, Warranties and Agreements to Survive Delivery.

         All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company submitted pursuant hereto or thereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Underwriters or any controlling person of the Underwriter, or by or on behalf of the Company, and shall survive each delivery of and payment for any of the Securities. The provisions of Section 7, 8 and 9 hereof shall survive the termination or cancellation of this Agreement.

SECTION 11. Termination.

         (a) Termination; General.

         Any Representative may terminate this Agreement hereunder immediately upon notice to the Company, at any time prior to the Closing Date (i) if there has been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or other) or results of operations, assets, business or prospects of the Company and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business, or (ii) if there shall have occurred any material adverse change in the financial markets in the United States or any outbreak or escalation of hostilities or other national or international calamity or crisis the effect of which is such as to make it, in the judgment of such Representative, impracticable to market the Securities or enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended by the SEC, a national securities exchange or the NASDAQ National Market System, or if trading generally on either the American Stock Exchange or the New York Stock Exchange or the NASDAQ National Market System shall have been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said exchanges, the NASDAQ National Market System or by order of the SEC or any other governmental authority, or if a banking moratorium shall have been declared by either Federal or New York authorities or if a banking moratorium shall have been declared by the Federal or New York authorities, or (iv) if there is any downgrading in the rating accorded the debt securities of the Company, including the Securities, by any "nationally recognized statistical rating organization" as that term is defined by the SEC for purposes of Rule 436(g)(2) under the 1933 Act or if any such rating organization shall have publicly announced that it has placed any of such debt securities on what is commonly termed a "watch list" for possible downgrading, or (v) if there shall have come to such Representative's attention any facts that would cause such Representative to believe that the Prospectus, at the time it was required to be delivered to a purchaser of Securities, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at the time of such delivery, not misleading.

         (b) Liabilities. In the event of any such termination pursuant to this
Section 11, neither party will have any liability to the other party hereto, except that the covenants set forth in Section 4 hereof, the provisions of
Section 9 hereof, the indemnity and contribution agreements set forth in Sections 7 and 8 hereof, and the provisions of Sections 10, 14 and 15 hereof shall remain in effect.

SECTION 12. Defaulting Underwriters.

         If, on the Closing Date, any Underwriter defaults in the performance of its obligations under this Agreement, the non-defaulting Underwriter may make arrangements for the purchase of the Securities which such defaulting Underwriter agreed but failed to purchase by other persons satisfactory to the Company and the non-defaulting Underwriter, but if no such arrangements are made within 24 hours after such default, this Agreement shall terminate without liability on the part of the non-defaulting Underwriter or the Company, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 6 and 9 hereof and except that the provisions of Sections 7 and 8 hereof shall not terminate and shall remain in effect. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context otherwise requires, any party not listed in
Schedule II hereof that, pursuant to this Section 12, purchases Securities which a defaulting Underwriter agreed but failed to purchase.

SECTION 13. Notices.

         Unless otherwise provided herein, all notices required under the terms and provisions hereof shall be in writing, either delivered by hand, by mail or transmitted by any standard form of telecommunication, and any such notice shall be effective when received at the address specified below. Notice to the Company shall be directed to AMERCO, 1325 Airmotive Way, Suite 100, Reno, Nevada 89502-3239, Attention: Gary Horton, facsimile number: (775) 688-6338, with a copy to Snell & Wilmer L.L.P., One Arizona Center, Phoenix, Arizona 85004-0001,
Attention: Michael Donahey, facsimile number (602) 382-6070; notice to the Representatives shall be directed to the addresses specified in Schedule I hereto; or notice shall be directed to such other address as such party may designate from time to time by notice duly given in accordance with the terms of this Section 13.

SECTION 14. Governing Law.

         This Agreement and all the rights and obligations of the parties shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in such State without giving effect to principles of conflicts of law. Any suit, action or proceeding brought by the Company against the Underwriters in connection with or arising under this Agreement shall be brought solely in the state or federal court of appropriate jurisdiction located in the Borough of Manhattan, The City of New York.

SECTION 15. Parties.

         This Agreement shall inure to the benefit of and be binding upon the Representatives and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons and officers and directors referred to in Sections 7 and 8 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and respective successors and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities shall be deemed to be a successor by reason merely of such purchase.

SECTION 16. Effect of Headings.

         The Article and Section heading herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 17. Counterparts.

         This Agreement may be executed by one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, and all such respective counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement among the several Underwriters and the Company in accordance with its terms.

                                              Very truly yours,

                                              AMERCO

                                              By: /s/ Gary V. Klinefelter
                                                 -------------------------
                                                 Name: Gary V. Klinefelter
                                                 Title: Secretary and
                                                        General Counsel

The forgoing Agreement is hereby confirmed and accepted as of the date specified in Schedule I hereto.

NATIONSBANC MONTGOMERY SECURITIES LLC

By: /s/ Lynn McConnell
   ------------------------
   Name: Lynn McConnell
   Title: Managing Director

MORGAN STANLEY & CO. INCORPORATED

By: /s/ Mike Fusco
   ------------------------
   Name: Mike Fusco
   Title: Vice President

                                   Schedule I

Underwriting Agreement dated March 26, 1999

Registration Statement No.:  333-73357

Representatives:         NationsBanc Montgomery Securities LLC
                         NationsBanc Corporate Center
                         NC 1007-06-07
                         100 North Tryon Street
                         Charlotte, North Carolina 28255-0065
                         Attention:  Lynn T. McConnell
                         Fax:  (704) 388-9939

                         Morgan Stanley & Co. Incorporated
                         1585 Broadway, 2nd Floor
                         New York, New York  10036
                         Attention: Michael Fusco
                         Fax: (212)-861-0783

Title, Purchase Price and Description of Securities:

     Title:  7.20% Senior Notes due 2002

     Principal amount:  $150,000,000

     Purchase price (include accrued interest or amortization, if any):  99.79%

     Sinking fund provisions:  None

     Redemption provisions:   At the Company's option, on at least 30 days'
                              notice, at the redemption price and on terms as set forth in greater detail in the Supplemental
                              Indenture.

     Other provisions:        The Securities are subject to repurchase at the
                              option of the holders thereof in the event of a change in control of the Company as set forth in greater detail in the Supplemental Indenture.

     Closing Date, Time and Location:   April 5, 1999 at 10:00 A.M.
                                        Milbank, Tweed, Hadley & McCloy LLP
                                        1 Chase Manhattan Plaza
                                        New York, NY  10005

                                  Schedule II

                                                                Principal Amount
                                                                of Securities to
Underwriters                                                      be Purchased

NationsBanc Montgomery Securities LLC.......................      $105,000,000
Morgan Stanley & Co. Incorporated...........................        45,000,000
                                                                  ------------
                                        Total                     $150,000,000
                                                                  ============

                                  Schedule III

List of Significant Subsidiaries pursuant to Section 1(a)(i)

         Amerco Real Estate Company
         Oxford Life Insurance Company
         Republic Western Insurance Company
         U-Haul International, Inc.

                                  Schedule IV

                   List of Agreements to Register Securities

1. Share Repurchase and Registration Rights Agreement, dated as of March 1, 1992, among AMERCO, Paul F. Shoen and PAFRAN, INC.

2. Preferred Stock Purchase Agreement, dated August 30, 1996, between AMERCO and Blue Ridge Investments, L.L.C.

3. Registration Rights Agreement, dated as of August 30, 1996, between AMERCO and NationsBank Corporation.

4. Registration Rights Agreement, dated as of November 30, 1998 between AMERCO and NationsBank, N.A.